UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2024

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street
Indiana	PA	15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FCF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On April 23, 2024, First Commonwealth Financial Corporation (the “Company”) held its annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of security holders during the annual meeting are set forth below.

1. Election of Directors	For	Withheld	Abstain	Broker Non-Vote
Julie A. Caponi	72,767,117	2,320,617	0	8,825,405
Ray T. Charley	71,584,155	3,503,579	0	8,825,405
Gary R. Claus	73,707,208	1,380,526	0	8,825,405
David S. Dahlmann	73,583,542	1,504,192	0	8,825,405
Johnston A. Glass	72,896,471	2,191,263	0	8,825,405
Jon L. Gorney	73,564,230	1,523,504	0	8,825,405
Jane Grebenc	72,597,247	2,490,487	0	8,825,405
David W. Greenfield	67,917,532	7,170,202	0	8,825,405
Patricia A. Husic	73,722,347	1,365,387	0	8,825,405
Bart E. Johnson	74,170,879	916,855	0	8,825,405
Luke A. Latimer	72,657,664	2,430,070	0	8,825,405
Aradhna M. Oliphant	72,847,981	2,239,753	0	8,825,405
T. Michael Price	73,787,285	1,300,449	0	8,825,405
Robert J. Ventura	72,652,148	2,435,586	0	8,825,405
Stephen A. Wolfe	74,434,106	653,628	0	8,825,405

The directors named above were each elected to terms expiring in 2025.

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as independent registered public accountants	83,455,022	387,001	71,116

The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved.

	For	Against	Abstain	Broker Non-Vote
3. Approval of the advisory vote on executive compensation	72,558,188	2,034,038	495,508	8,825,405

Shareholders approved, by an advisory vote, the compensation of the Company’s named executive officers.

	For	Against	Abstain	Broker Non-Vote
4. Approval of the First Commonwealth Financial Corporation 2024 Stock Plan	71,456,164	3,208,880	420,404	8,825,405

Shareholders approved the First Commonwealth Financial Corporation 2024 Stock Plan.

Item 9.01	Financial Statements and Exhibits
Exhibits

101	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 24, 2024

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer